UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Saba Software, Inc. (the “Company”) held on November 16, 2011, the Company’s stockholders approved the adoption of the Company’s Amended and Restated 2009 Stock Incentive Plan (the “Amended Plan”). The Board of Directors of the Company adopted the Amended Plan in September 2011, subject to stockholder approval. The Amended Plan increases the number of shares authorized under the Amended Plan from 5,900,000 shares to 6,900,000 shares and makes certain other changes as described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 26, 2011. A copy of the Amended Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the matters submitted to a vote of stockholders were (i) the election of three Class II directors to the Board of Directors for a term expiring at the 2014 annual stockholders meeting, (ii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2012, (iii) the approval of the Company’s Amended and Restated 2009 Stock Incentive Plan, (iv) an advisory vote on executive compensation and (v) an advisory vote on the frequency of holding an advisory vote on executive compensation.

The following table sets forth the results of voting for the election of the Class II directors to the Board of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bobby Yazdani	15,403,843	5,650,786	4,819,434
Dow R. Wilson	15,412,048	5,642,581	4,819,434
William V. Russell	17,656,062	3,398,567	4,819,434

The following table sets for the results of voting for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2012.

Votes For	Votes Against	Abstentions
25,633,461	238,777	1,825

The following table sets for the results of voting for the approval of the Company’s Amended and Restated 2009 Stock Incentive Plan in order to increase the number of shares authorized thereunder from 5,900,000 shares to 6,900,000 shares and to make certain other changes as described therein.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,712,413	3,341,515	701	4,819,434

The following table sets for the results of voting for the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,668,659	384,419	1,551	4,819,434

The following table sets for the results of voting for the determination, on an advisory basis, of whether the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers should be every year, every two years, or every three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
14,533,288	26,881	6,491,146	3,314	4,819,434

The Company has considered the vote of the Company’s stockholders as to the frequency of advisory votes to approve the compensation of the Company’s named executive officers and has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on frequency.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Saba Software, Inc. Amended and Restated 2009 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: November 21, 2011	/s/ Peter E. Williams III
(Signature) Interim Chief Financial Officer and Executive Vice President and Secretary